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Merrill Lynch Investment Managers


Semi-Annual Report

February 28, 2001



Merrill Lynch
U.S.A. Government
Reserves


www.mlim.ml.com


Printed on post-consumer recycled paper



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. Statements and other information herein are as dated and are subject to change.




Merrill Lynch
U.S.A.Government Reserves
Box 9011
Princeton, NJ
08543-9011



Merrill Lynch U.S.A. Government Reserves
February 28, 2001


DEAR SHAREHOLDER


For the six months ended February 28, 2001, Merrill Lynch U.S.A.
Government Reserves paid shareholders a net annualized dividend of 5.48%.* The Fund's 7-day yield as of February 28, 2001 was 4.43%.

The average portfolio maturity for Merrill Lynch U.S.A. Government Reserves at February 28, 2001 was 17 days, compared to 31 days at August 31, 2000.


The Environment
The economy has slowed substantially from the torrid pace that we experienced in the first half of 2000. January 2001 interest rate cuts by the Federal Reserve Board have lowered the overnight Federal Funds rate to 5.00%. Weakness in the manufacturing sector along with waning consumer confidence justified the aggressive move by the Federal Reserve Board. The disappointing performance of the equity markets has added to the malaise of the US consumer, as weak earnings reports from several technology bellwethers drove the technology-heavy NASDAQ significantly lower. The optimism that fueled unrealistic expectations in the equity markets has vanished, leaving many stunned investors hoping for a reversal. Stock and bond markets are currently driven by the expectation of easier monetary policy, as it appears the economy and the equity markets have not responded to the first 50 basis points of cuts. Despite tight labor markets, as seen in the unemployment rate hovering around 4%, slumping corporate profits have recently resulted in layoffs and reduced work schedules as businesses attempt to trim costs. Capital investment has slowed to a trickle as demand, which previously spurred economic growth, has diminished in the face of economic weakness. Forecasts presently put gross domestic product in the first half of 2001 close to zero. While there have been some signs of life in the interest rate-sensitive sectors of the economy (particularly housing), we believe that the Federal Reserve Board may have fallen a step behind in its attempt to negotiate an economic "soft landing." It is likely that this could precipitate further interest rate cuts.

*Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.

Portfolio Matters
During the six months ended February 28, 2001, we pursued a strategy of increasing our position in overnight repurchase agreements versus Treasury securities. The diminishing supply in the Treasury market and the extremely inverted yield curve in the front end of the market made investing in Treasury securities unattractive compared to overnight issues. As we implemented this strategy, our average life remained in the 10-day - 20-day range for the majority of the period. Looking ahead, we expect to maintain our overweighted position in the repurchase agreement market until the yield curve returns to a positive slope.


In Conclusion
We thank you for your continued investment in Merrill Lynch U.S.A. Government Reserves, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



(John Ng)
John Ng
Portfolio Manager



March 30, 2001


We are pleased to announce that John Ng is responsible for the day-to-day portfolio management of Merrill Lynch U.S.A. Government Reserves. Mr. Ng has been employed by Merrill Lynch Investment Managers, L.P. as Director since 1997 and Vice President from 1984 to 1997.





Merrill Lynch U.S.A. Government Reserves
February 28, 2001


SCHEDULE OF INVESTMENTS                                      (in Thousands)

                          Face        Interest     Maturity
Issue                     Amount       Rate         Date                Value

US Government Obligations--33.1%

US Treasury Bills*      $ 50,000       5.295%      3/15/2001         $ 49,904
                           5,000       5.70        4/05/2001            4,977
                          12,169       5.215       4/12/2001           12,102
                          18,000       4.915       5/03/2001           17,849
                           5,000       5.46        6/28/2001            4,923
                          10,000       5.51        6/28/2001            9,846

US Treasury Notes          2,000       5.00        4/30/2001            2,000

Total US Government Obligations (Cost--$101,544)                      101,601

  Face
 Amount                            Issue

Repurchase Agreements**--83.6%

$ 1,709         Banc of America Securities LLC, NA, purchased
                on 2/28/2001 to yield 5.34% to 3/01/2001                1,709

15,000          Barclays Capital, Inc., purchased on 2/28/2001
                to yield 5.38% to 3/01/2001                            15,000

15,000          Credit Suisse First Boston Corp., purchased
                on 2/28/2001 to yield  5.39% to 3/07/2001              15,000

15,000          Deutsche Bank Securities Inc., purchased
                on 2/27/2001 to yield  5.30% to 3/06/2001              15,000

15,000          Fuji Securities Inc., purchased on 2/28/2001
                to yield  5.40% to 3/01/2001                           15,000

15,000          Goldman Sachs & Company, purchased on
                2/28/2001 to yield  5.42% to 3/01/2001                 15,000

15,000          Greenwich Capital Markets, Inc., purchased on
                2/28/2001 to yield  5.38% to 3/01/2001                 15,000

  Face
 Amount                            Issue                               Value

Repurchase Agreements (concluded)

$15,000         HSBC Securities (USA) Inc., purchased on
                2/28/2001 to yield 5.39% to 3/01/2001                $ 15,000

15,000          J.P. Morgan Securities Inc., purchased on
                2/22/2001 to yield 5.43% to 3/01/2001                  15,000

15,000          Lehman Brothers Inc., purchased on
                2/23/2001 to yield  5.39% to 3/02/2001                 15,000

15,000          Morgan Stanley & Co., Inc., purchased on
                2/23/2001 to yield  5.30% to 3/23/2001                 15,000

30,000          Nomura Securities International, Inc.,
                purchased on 2/28/2001 to yield  5.32% to
                3/07/2001                                              30,000

15,000          S.G. Cowen Securities Corp., purchased on
                2/22/2001 to yield  5.45% to 3/01/2001                 15,000

30,000          Salomon Smith Barney, Inc., purchased on
                2/23/2001 to yield  5.38% to 3/02/2001                 30,000

15,000          State Street Bank & Trust, purchased on
                2/28/2001 to yield  5.36% to 3/01/2001                 15,000

15,000          UBS Warburg Corp. LLC, purchased on
                2/23/2001 to yield  5.34% to 3/02/2001                 15,000

Total Repurchase Agreements
(Cost--$256,709)                                                      256,709

Total Investments (Cost--$358,253)--116.7%                            358,310

Liabilities in Excess of Other Assets--(16.7%)                       (51,212)
                                                                     --------
Net Assets--100.0%                                                   $307,098
                                                                     ========

*US Treasury Bills are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
**Repurchase Agreements are fully collateralized by US Government & Agency Obligations.

See Notes to Financial Statements.



Merrill Lynch U.S.A. Government Reserves
February 28, 2001

FINANCIAL INFORMATION
Statement of Assets and Liabilities as of February 28, 2001
Assets:             Investments, at value (identified cost--$358,253,217*)                               $   358,310,164
                    Receivables:
                      Beneficial interest sold                                       $    1,395,684
                      Interest                                                              156,954            1,552,638
                    Prepaid registration fees and other assets                                                    45,685
                                                                                                         ---------------
                    Total assets                                                                             359,908,487
                                                                                                         ---------------

Liabilities:        Payables:
                      Securities purchased                                               49,904,396
                      Beneficial interest redeemed                                        2,024,428
                      Distributor                                                           124,913
                      Investment adviser                                                     92,064           52,145,801
                                                                                    ---------------
                    Accrued expenses and other liabilities                                                       664,468
                                                                                                         ---------------
                    Total liabilities                                                                         52,810,269
                                                                                                         ---------------

Net Assets:         Net assets                                                                           $   307,098,218
                                                                                                         ===============

Net Assets          Shares of beneficial interest, $.10 par value,
Consist of:         unlimited number of shares authorized                                                $    30,704,127
                    Paid-in capital in excess of par                                                         276,337,144
                    Unrealized appreciation on investments--net                                                   56,947
                                                                                                         ---------------
                    Net Assets--Equivalent to $1.00 per share based on
                    307,041,271 shares of beneficial interest outstanding                                $   307,098,218
                                                                                                         ===============

*Cost for Federal income tax purposes. As of February 28, 2001, net unrealized appreciation for Federal income tax purposes amounted to $56,947 of which $57,015 related to appreciated securities and $68 related to depreciated securities.

See Notes to Financial Statements.

Statement of Operations
                                                                                                For the Six Months Ended
                                                                                                       February 28, 2001
Investment Income:  Interest and amortization of premium and discount earned                              $   10,728,821

Expenses:           Investment advisory fees                                         $      767,104
                    Transfer agent fees                                                     533,676
                    Distribution fees                                                       184,405
                    Professional fees                                                        37,938
                    Accounting services                                                      29,232
                    Registration fees                                                        26,651
                    Trustees' fees and expenses                                              23,272
                    Printing and shareholder reports                                         23,093
                    Custodian fees                                                           20,407
                    Pricing fees                                                              1,372
                    Other                                                                     6,850
                                                                                    ---------------
                    Total expenses                                                                             1,654,000
                                                                                                         ---------------
                    Investment income--net                                                                     9,074,821
                                                                                                         ---------------

Realized &          Realized gain on investments--net                                                                210
Unrealized          Change in unrealized appreciation/depreciation
Gain on             on investments--net                                                                          125,824
Investments--Net:                                                                                        ---------------
                    Net Increase in Net Assets Resulting from Operations                                 $     9,200,855
                                                                                                         ===============

                    See Notes to Financial Statements.


Merrill Lynch U.S.A. Government Reserves
February 28, 2001

FINANCIAL INFORMATION (concluded)
Statements of Changes in Net Assets
                                                                                       For the Six             For the
                                                                                      Months Ended           Year Ended
                                                                                      February 28,           August 31,
Increase (Decrease) in Net Assets:                                                         2001                 2000
Operations:         Investment income--net                                          $     9,074,821     $     25,974,742
                    Realized gain (loss) on investments--net                                    210              (3,861)
                    Change in unrealized appreciation/depreciation
                    on investments--net                                                     125,824              311,178
                                                                                    ---------------     ----------------
                    Net increase in net assets resulting from operations                  9,200,855           26,282,059
                                                                                    ---------------     ----------------

Dividends to        Dividends to shareholders from investment income--net               (9,075,031)         (25,970,881)
Shareholders:                                                                       ---------------     ----------------

Beneficial          Net proceeds from sale of shares                                    154,731,526        1,057,502,457
Interest            Value of shares issued to shareholders in
Transactions:       reinvestment of dividends                                             9,074,856           25,968,491
                                                                                    ---------------     ----------------
                                                                                        163,806,382        1,083,470,948
                    Cost of shares redeemed                                           (252,684,569)      (1,303,812,411)
                                                                                    ---------------     ----------------
                    Net decrease in net assets derived from
                    beneficial interest transactions                                   (88,878,187)        (220,341,463)
                                                                                    ---------------     ----------------
Net Assets:         Total decrease in net assets                                       (88,752,363)        (220,030,285)
                    Beginning of period                                                 395,850,581          615,880,866
                                                                                    ---------------     ----------------
                    End of period                                                   $   307,098,218     $    395,850,581
                                                                                    ===============     ================


                    See Notes to Financial Statements.

Financial Highlights
                                                                     For the Six
The following per share data and ratios have been derived            Months Ended
from information provided in the financial statements.              February 28,      For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                                  2001      2000      1999      1998      1997
Per Share           Net asset value, beginning of period              $   1.00   $   1.00  $   1.00  $   1.00   $   1.00
Operating                                                             --------   --------  --------  --------   --------
Performance:          Investment income--net                             .0261      .0446     .0420     .0484      .0471
                      Realized and unrealized gain (loss) on
                      investments--net                                   .0004      .0005   (.0010)     .0007      .0005
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                     .0265      .0451     .0410     .0491      .0476
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                           (.0261)    (.0446)   (.0420)   (.0484)    (.0471)
                      Realized gain on investments--net                     --         --   (.0002)   (.0001)    (.0001)
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                  (.0261)    (.0446)   (.0422)   (.0485)    (.0472)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $   1.00   $   1.00  $   1.00  $   1.00   $   1.00
                                                                      ========   ========  ========  ========   ========
                    Total investment return                             5.48%*      4.94%     4.29%     4.92%      4.81%
                                                                      ========   ========  ========  ========   ========

Ratios to           Expenses                                             .97%*       .84%      .82%      .83%       .82%
Average                                                               ========   ========  ========  ========   ========
Net Assets:         Investment income and realized gain
                    on investments--net                                 5.31%*      4.82%     4.22%     4.82%      4.71%
                                                                      ========   ========  ========  ========   ========

Supplemental Data:  Net assets, end of period (in thousands)          $307,098   $395,851  $615,881  $608,020   $558,125
                                                                      ========   ========  ========  ========   ========

*Annualized.

See Notes to Financial Statements.


Merrill Lynch U.S.A. Government Reserves
February 28, 2001


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch U.S.A. Government Reserves (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities with remaining maturities of greater than sixty days, for which market quotations are readily available, are valued at market value. As securities transition from sixty-one to sixty days to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing sixty days or less from their date of acquisition are valued at amortized cost, which approximates market value. For the purposes of valuation, the maturity of a variable rate security is deemed to be the next coupon date on which the interest rate is to be adjusted. Other investments for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis.Interest income (including amortization of premium and discount) is recognized on the accrual basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

(f) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and backup withholding tax withheld) in additional fund shares at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gain or loss on investments.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. For such services, the Fund pays a monthly fee equal to an annual rate of .45% of the average daily net assets of the Fund.

The Fund has a Distribution and Shareholder Servicing Plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, pursuant to which Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") receives a distribution fee under the Distribution Agreement from the Fund at the end of each month at the annual rate of .125% of average daily net assets of the accounts of Fund shareholders who maintain their accounts through MLPF&S. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and providing direct personal services to shareholders.


Merrill Lynch U.S.A. Government Reserves
February 28, 2001


NOTES TO FINANCIAL STATEMENTS (concluded)


The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering sharebuilder accounts.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services were provided to the Fund by MLIM through December 31, 2000. Up to this date, the Fund reimbursed MLIM $20,018 for these services. As of January 1, 2001, accounting services are provided for the Fund by State Street Bank and Trust Company ("State Street") pursuant to an agreement between State Street and the Fund. The Fund will pay the cost of these services. In addition, the Fund will reimburse MLIM for the cost of certain additional accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of MLIM, PSI, FDS, and/or ML & Co.


3. Shares of Beneficial Interest:
The number of shares sold, reinvested and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets with respect to net proceeds from sale of shares, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.



Merrill Lynch U.S.A. Government Reserves
February 28, 2001


OFFICERS AND TRUSTEES


Terry K. Glenn, President and Trustee
M. Colyer Crum, Trustee
Laurie Simon Hodrick, Trustee
Stephen B. Swensrud, Trustee
J. Thomas Touchton, Trustee
Fred G. Weiss, Trustee
Kevin J. McKenna, Senior Vice President
P. Michael Walsh, Vice President
Donald C. Burke, Vice President and Treasurer
Phillip S. Gillespie, Secretary

Jack B. Sunderland and Arthur Zeikel, Trustees, and Joseph T.
Monagle Jr., Senior Vice President of Merrill Lynch U.S.A.
Government Reserves, have recently retired. The Fund's Board of
Trustees wishes Messrs. Sunderland, Zeikel and Monagle well in their retirements.

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210